Net finance costs (Tables)	12 Months Ended
Jun. 30, 2021
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Summary of Net Finance Costs

	2021	2020	2019
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	610	1,099	1,296
Interest capitalised at 2.83% (2020: 4.14%; 2019: 4.96%) (1)	(248)	(308)	(248)
Interest on lease liabilities	109	90	47
Discounting on provisions and other liabilities	467	452	470
Other gains and losses:
Fair value change on hedged loans	(779)	721	729
Fair value change on hedging derivatives	704	(788)	(809)
Loss on bond repurchase (2)	395	–	–
Exchange variations on net debt	99	(18)	6
Other	21	14	19

Total financial expenses	1,378	1,262	1,510

Financial income
Interest income	(73)	(351)	(446)

Net finance costs	1,305	911	1,064

(1)
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$74 million (2020: US$92 million; 2019: US$74 million).

(2)
Relates to the additional cost on settlement of two multi-currency hybrid debt repurchase programs and the unwind of the associated hedges, included in a total cash payment of US$3,402 million disclosed in repayment of interest bearing liabilities in the Consolidated Cash Flow Statement.